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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 17, 2007


                                PVF Capital Corp.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                         0-24948                   34-1659805
--------------------------      -----------------------    ---------------------
(State or Other Jurisdiction    Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

              30000 Aurora Road, Solon, Ohio                 44139
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          (Address of Principal Executive Offices)         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
              ------------

         On December 17, 2007, PVF Capital Corp. (the "Company") issued a press release jointly with United Community Financial Corp. ("UCFC") announcing that the Office of Thrift Supervision has notified UCFC that the Office of Thrift Supervision has suspended processing of the application for approval of the merger of the Company into UCFC. Further information is set forth in the press release dated December 17, 2007, which is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (d)   Exhibits

              99.1          Press release dated December 17, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PVF CAPITAL CORP.



Date: December 18, 2007                 By: /s/ C. Keith Swaney
                                            ------------------------------------
                                            C. Keith Swaney
                                            President, Chief Operating Officer
                                            and Treasurer
                                            (Duly Authorized Representative)